AKRE FOCUS FUND
Retail Class: AKREX
Institutional Class: AKRIX
Supra Institutional Class: AKRSX

Supplement dated December 30, 2019 to the
Statutory Prospectus dated November 28, 2019

Effective January 1, 2020, Chris Cerrone will be added to the Akre Focus Fund investment team as a Portfolio Manager.

Accordingly, the following changes are made to the statutory prospectus, effective January 1, 2020.

The following table replaces the table below the heading “Management” in the Prospectus:

Investment Advisor	Portfolio Managers
Akre Capital Management, LLC	Charles T. Akre, Jr., Managing Member of the Advisor. Has managed the Fund since inception (2009).
John H. Neff, Partner of the Advisor. Has managed the Fund since August 2014.
Chris Cerrone, Partner of the Advisor. Has managed the Fund since January 2020.

The following information replaces the information under the heading “Management of the Fund – Portfolio Managers” in the Prospectus:

Portfolio Managers

The Fund is a team managed portfolio. The team includes Mr. Charles T. Akre, Jr., Mr. John H. Neff and Mr. Chris Cerrone, who are each primarily responsible for the day-to-day management of the portfolio of the Fund and for developing and executing the Fund’s investment program. Each of the portfolio managers have equal authority to buy and sell securities for the Fund’s portfolio, but all major investment decisions are reviewed by both members of the portfolio management team. The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of securities in the Fund.

The following paragraph is added to the bottom of page 11, following the biographical information regarding Mr. Neff:

Chris Cerrone has served as Portfolio Manager of the Fund since January 2020. Mr. Cerrone joined the Advisor in 2012. Prior to joining the Advisor, Chris served as an equity research analyst for Goldman Sachs & Co. in New York from 2010 to 2012. In that position, he covered restaurant and retail companies. He began his investment management career in 2007 as a junior equity research analyst with Century Capital Management in Boston. Chris graduated summa cum laude with a B.A. in economics from Tufts University.

Please retain this Supplement with the Prospectus.

AKRE FOCUS FUND
Retail Class: AKREX
Institutional Class: AKRIX
Supra Institutional Class: AKRSX

Supplement dated December 30, 2019 to the
Statement of Additional Information (“SAI”) dated November 28, 2019

Chris Cerrone will be added to the Akre Focus Fund investment team as a Portfolio Manager effective January 1, 2020.

The following information replaces the information below the heading “Portfolio Managers” on page B-35 of the SAI:

Portfolio Managers.
Charles T. Akre, Jr., John H. Neff and Chris Cerrone are primarily responsible for the day-to-day management of the portfolio of the Fund and for developing and executing the Fund's investment program.  Mr. Akre serves as Portfolio Manager to the Fund and has been the managing member of the Advisor since December 1999.  Mr. Neff serves as Portfolio Manager of the Fund, a capacity in which he has served since August 2014.  He has been employed by the Advisor since 2009. Mr. Cerrone serves as Portfolio Manger of the Fund, a capacity in which he has served since January 2020. He has been employed by the Advisor since 2012.

The following information is added to the tables on pages B-35 and B-36 of the SAI

The following table provides information regarding other accounts managed by Mr. Cerrone as of October 31, 2019.

Number of Other Accounts Managed and Total Assets by Account Type
Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
0	0	0

The following indicates the dollar range of beneficial ownership of shares by Mr. Cerrone as of October 31, 2019:

Dollar Range of Equity Securities in the Fund Beneficially Owned (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000, $500,001-$1,000,000, Over $1,000,000)
Over $1,000,000

Please retain this Supplement with the Statement of Additional Information (“SAI”).